The HIT has over 35 years of success in impact investing—generating competitive returns for pension and other eligible funds while also providing the vital collateral benefits of union jobs and affordable housing for working people.

The HIT’s investments have had significant positive impacts on communities across the country.

Since inception, the HIT has created the following impacts:

$34.8 billion total economic impact*

Invested $9.3 billion nationally since inception in 1984, financed

551 projects in 30 states and the District of Columbia

Created over 183.4 million hours of union construction labor	Generated over 202,243 total jobs in communities across the U.S.	$17.5 billion in total development investment	Produced 120,197 housing and healthcare units nationwide, with 67.2% of the housing units affordable or workforce housing

$14.2 billion in wages and benefits*

$7.2 billion for construction workers	$7.0 billion of other wages and benefits

continued

* Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Economic Impact	MARCH 2021

Work Generated for
[Trade Type]

Since Inception (1984–Present)*

Trade	Estimated Hours Worked
[Trade Type]	xxx,xxx,xxx
Total All Trades	183,415,730

* Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other flgures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com